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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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                            MAY 9, 2005 (MAY 5, 2005)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)






                                    033-75706
                            (Commission File Number)


                             BPC HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                                              35-1814673

    (State or other                                       (I.R.S. Employer
    jurisdiction of                                        Identification
   incorporation or                                            Number)
     organization)

                           BERRY PLASTICS CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                                                 35-1813706

    (State or other                                          (I.R.S. Employer
    jurisdiction of                                           Identification
   incorporation or                                               Number)
     organization)

   101 OAKLEY STREET                                                 47710
   EVANSVILLE, INDIANA                                            (Zip Code)
 (Address of principal
  executive offices)

                                 (812) 424-2904
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 5, 2005, Berry Plastics Corporation ("Berry") entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which Berry Plastics Acquisition Corporation VI, a wholly-owned subsidiary of Berry, will merge with and into Kerr Group, Inc. ("Kerr"), with Kerr surviving the Merger. Kerr is a privately held corporation.

      Berry will acquire Kerr for $445 million in cash, which amount is subject to certain post-closing adjustments. The acquisition will be funded with additional senior secured debt. The transaction is scheduled to close in the second quarter of 2005 and is subject to customary closing conditions, including receipt of regulatory approvals.

ITEM 7.01. REGULATION FD DISCLOSURE.

      Set forth below is certain information contained in the financial statements of Kerr for the year ended December 31, 2004:

                                                           (in 000s)

         Net Sales                                          381,882
         Restructuring costs and other charges                2,117
         Operating income(a)                                 30,452
         Depreciation and amortization                       27,094

         (a) Restructuring costs and other charges were deducted in calculating operating income

ITEM 8.01. OTHER EVENTS.

      On May 6, 2005, Berry issued a press release announcing the signing of the Agreement, a copy of which is furnished as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) The exhibit listed below and in the accompanying Exhibit Index is furnished as part of this Current Report on Form 8-K.

          Exhibit          Description
          -------          -----------


           99.1            Press release dated May 6, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

      Dated: May 9, 2005.

                                            BPC Holding Corporation
                                            Berry Plastics Corporation

                                            By: /s/ James M. Kratochvil
                                                ------------------------------
                                                James M. Kratochvil
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary of
                                                the entities listed above





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                                  EXHIBIT INDEX

          Exhibit          Description
          -------          -----------

           99.1            Press release dated May 6, 2005.







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